Exhibit 32.1

                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
             (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)


      Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of North Coast Partners, Inc., a Delaware corporation ("North Coast"), does hereby certify with respect to the Quarterly Report of North Coast on Form 10-QSB for the quarter ended May 31, 2006 as filed with the Securities and Exchange Commission (the "10-QSB Report") that:

      (1) the 10-QSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the 10-QSB Report fairly presents, in all material respects, the financial condition and results of operations of North Coast.

Dated: July 17, 2006                     North Coast Partners, Inc.


                                         /s/ Mel Venkateswaran
                                         -------------------------------------
                                         Mel Venkateswaran
                                         Chief Executive Officer and President
                                         (Principal Executive Officer)


                                         /s/ Wong Peck Ling
                                         -------------------------------------
                                         Wong Peck Ling
                                         Chief Financial Officer
                                         (Principal Financial Officer)